                                                                     EXHIBIT 3.2


                                    BY-LAWS

                                       OF

                              WEBTV NETWORKS, INC.

                           (a California corporation)


                                  dated as of

                                 JUNE 30, 1995
                                   ARTICLE I

                                    OFFICES
                                    -------

Section 1.1  Principal Office.  The principal office for the transaction of the
-----------  ----------------
business of the corporation shall be located at 721 Tiana Lane, Mountain View, California 94041. The Board of Directors is hereby granted full power and authority to change said principal office to another location within or without the State of California.

          Section 1.2  Other Offices.  One or more branch or other subordinate
          -----------  -------------
offices may at any time be fixed and located by the Board of Directors at such place or places within or without the State of California as it deems appropriate.

                                  ARTICLE II


                                   DIRECTORS
                                   ---------

          Section 2.1  Exercise of Corporate Powers.  Except as otherwise
          -----------  ----------------------------
provided by the Articles of Incorporation of the corporation or by the laws of the State of California now or hereafter in force, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate the management of the day-to-day operation of the business of the corporation as permitted by law, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

          Section 2.2  Number.  The number of the corporation's directors shall
          -----------  ------
be eight (8) until changed by an amendment of the Articles of Incorporation or by an amendment to this Section 2.2 duly adopted by the shareholders; provided, however, that any amendment of the Articles of Incorporation or of this section reducing the minimum number of directors to a
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number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote.

          Section 2.3  Need Not Be Shareholders.  The directors of the
          -----------  ------------------------
corporation need not be shareholders of the corporation.

          Section 2.4  Compensation.  Directors shall receive such compensation
          -----------  ------------
for their services as directors and such reimbursement for their expenses of attendance at meetings as may be determined from time to time by resolution of the Board. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

          Section 2.5  Election and Term of Office.  At each annual meeting of
          -----------  ---------------------------
shareholders, directors shall be elected to hold office until the next annual meeting, provided that, if for any reason, said annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall begin immediately after their election and shall continue until the expiration of the term for which elected and until their respective successors have been elected and qualified.

          Section 2.6  Vacancies.  A vacancy or vacancies in the Board of
          -----------  ---------
Directors shall exist when any authorized position of director is not then filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors (by the Board or the shareholders) or otherwise. The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony. Except for a vacancy created by the removal of a director, vacancies on the Board may be filled by approval of the board or, if the number of directors then in office is less than a quorum, by (1) the unanimous written consent of the directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice, or (3) a sole remaining director. A vacancy created by the removal of a director may be filled only by the approval of the shareholders. The shareholders may elect a director at any time to fill any vacancy not filled by the directors, but any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

          Section 2.7  Removal.  (a) Any or all of the directors may be removed
          -----------  -------
without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors, subject to the following:

          (1) No director may be removed (unless the entire Board is removed) when the votes cast against removal, or not consenting in writing to such removal, would be

                                       2
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sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected; and

          (2) When by the provisions of the Articles the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

          (b) Any reduction of the authorized number of directors does not remove any director prior to the expiration of such director's term of office.

                                  ARTICLE III

                                    OFFICERS
                                    --------

          Section 3.1  Election and Qualifications.  The officers of this
          -----------  ---------------------------
corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Chief Financial Officer who shall be chosen by the Board of Directors and such other officers, including a Chairman of the Board, an Assistant Secretary and/or an Assistant Treasurer, as the Board of Directors shall deem expedient, all of whom shall be chosen in such manner and hold their offices for such terms as the Board of Directors may prescribe. Any two or more of such offices may be held by the same person. Any Vice President, Assistant Treasurer or Assistant Secretary, respectively, may exercise any of the powers of the President, the Chief Financial Officer, or the Secretary, respectively, as directed by the Board of Directors and shall perform such other duties as are imposed upon such officer by the By-Laws or the Board of Directors.

          Section 3.2  Term of Office and Compensation.  The term of office and
          -----------  -------------------------------
salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by said Board from time to time at its pleasure, subject to the rights, if any, of said officers under any contract of employment.

          Section 3.3  Removal and Vacancies.  Any officer of the corporation
          -----------  ---------------------
may be removed at the pleasure of the Board of Directors at any meeting or by vote of shareholders entitled to exercise the majority of voting power of the corporation at any meeting or at the pleasure of any officer who may be granted such power by a resolution of the Board of Directors. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. If any vacancy occurs in any office of the corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor is duly chosen and qualified.

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                                  ARTICLE IV

                             CHAIRMAN OF THE BOARD
                             ---------------------

          Section 4.1  Powers and Duties.  The Chairman of the Board of
          -----------  ------------------
Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors, and to call meetings of the shareholders and of the Board of Directors to be held within the limitations prescribed by law or by these By-Laws, at such times and at such places as the Chairman of the Board shall deem proper. The Chairman of the Board shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe.

                                   ARTICLE V

                                   PRESIDENT
                                   ---------

          Section 5.1  Powers and Duties.  The powers and duties of the
          ----------- ------------------
President are:

          (a) To act as the chief executive officer of the corporation and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the corporation.

          (b) To preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors.

          (c) To call meetings of the shareholders and also of the Board of Directors to be held, subject to the limitations prescribed by law or by these By-Laws, at such times and at such places as the President shall deem proper.

          (d) To affix the signature of the corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the President, should be executed on behalf of the corporation, to sign certificates for shares of stock of the corporation and, subject to the direction of the Board of Directors, to have general charge of the property of the corporation and to supervise and control all officers, agents and employees of the corporation.

          Section 5.2  President pro tem.  If neither the Chairman of the Board,
          -----------  -----------------
the President, nor any Vice President is present at any meeting of the Board of Directors, a President pro tem may be chosen to preside and act at such meeting. If neither the President nor any Vice President is present at any meeting of the shareholders, a President pro tem may be chosen to preside at such meeting.

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                                  ARTICLE VI

                                 VICE PRESIDENT
                                 --------------

          Section 6.1  Powers and Duties.  In case of the absence, disability or
          -----------  -----------------
death of-the President, the Vice President, or one of the Vice Presidents, shall exercise all the powers and perform all the duties of the President. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President shall be as fixed by the Board of Directors. The Vice President or Vice Presidents shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.

                                  ARTICLE VII

                                   SECRETARY
                                   ---------

          Section 7.1  Powers and Duties.  The powers and duties of the
          ----------- ------------------
Secretary are:

          (a) To keep a book of minutes at the principal office of the corporation, or such other place as the Board of Directors may order, of all meetings of its directors and shareholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

          (b) To keep the seal of the corporation and to affix the same to all instruments which may require it.

          (c) To keep or cause to be kept at the principal office of the corporation, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.

          (d) To keep a supply of certificates for shares of the corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

          (e) To transfer upon the share books of the corporation any and all shares of the corporation; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also, if the corporation then has one or more duly appointed and acting registrars, to the reasonable regulations of the

                                       5
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registrar to which the new certificate is presented for registration; and
provided, further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section
12.4 hereof.

          (f) To make service and publication of all notices that may be necessary or proper, and without command or direction from anyone. In case of the absence, disability, refusal or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or published by the President or a Vice President, or by any person thereunto authorized by either of them or by the Board of Directors or by the holders of a majority of the outstanding shares of the corporation.

          (g) Generally to do and perform all such duties as pertain to the office of Secretary and as may be required by the Board of Directors.

          Section 7.2  Assistant Secretary.  The Assistant Secretary, if one
          -----------  -------------------
there be, shall assist the Secretary in the performance of his or her duties hereunder, shall in the absence of the Secretary exercise all powers and perform all duties of the Secretary, and shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.

                                 ARTICLE VIII

                            CHIEF FINANCIAL OFFICER
                            -----------------------

 Section 8.1  Powers and Duties.  The powers and duties of the Chief Financial
 -----------  -----------------
          Officer (who may also be referred to as the Treasurer) are:

          (a) To supervise and control the keeping and maintaining of adequate and correct accounts of the corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

          (b) To have the custody of all funds, securities, evidence of indebtedness and other valuable documents of the corporation and, at the Chief Financial Officer's discretion, to cause any or all thereof to be deposited for the account of the corporation with such depositary as may be designated from time to time by the Board of Directors.

          (c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of the corporation.

          (d) To disburse, or cause to be disbursed, all funds of the corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.

          (e) To render to the President and to the Board of Directors, whenever they may require, accounts of all transactions and of the financial condition of the corporation.

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          (f) Generally to do and perform all such duties as pertain to the office of Chief Financial Officer and as may be required by the Board of Directors.

          Section 8.2  Assistant Treasurer.  The Assistant Treasurer, if one
          -----------  -------------------
there be, shall assist the Treasurer in the performance of his or her duties hereunder, shall in the absence of the Treasurer exercise all powers and perform all duties of the Treasurer, and shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.

                                  ARTICLE IX

                            COMMITTEES OF THE BOARD
                            -----------------------

          Section 9.1  Appointment and Procedure.  The Board of Directors may,
          -----------  -------------------------
by resolution adopted by a majority ofthe authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors.

          Section 9.2  Powers.  Any committee appointed by the Board of
          -----------  ------
Directors, to the extent provided in the resolution of the Board or in these By-Laws, shall have all the authority of the Board except with respect to:

          (a) the approval of any action which requires the approval or vote of the shareholders;

          (b) the filling of vacancies on the Board or on any committee;

          (c) the fixing of compensation of the directors for serving on the Board or on any committee;

          (d) the amendment or repeal of By-Laws or the adoption of new By-Laws;

          (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

          (f) a distribution to the shareholders of the corporation, except at a rate, in a periodic amount or within a price range set forth in the articles or determined by the Board;

          (g) the appointment of other committees of the Board or the members thereof.

          Section 9.3  Executive Committee.  In the event that the Board of
          -----------  -------------------
Directors appoints an Executive Committee, such Executive Committee, in all cases in which specific direction to the contrary shall not have been given by the Board of Directors, shall have and may exercise, during the intervals between the meetings of the Board of Directors, all the powers and

                                       7
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authority of the Board of Directors in the management of the business and affairs of the corporation (except as provided in Section 9.2 hereof) in such manner as the Executive Committee may deem in the best interests of the corporation.

                                   ARTICLE X

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

          Section 10.1  Place of Meetings.  Meetings (whether regular, special
          ------------  -----------------
or adjourned) of the shareholders of the corporation shall be held at the principal office for the transaction of business as specified in accordance with
Section 1.1 hereof, or any place within or without the State which may be designated by written consent of all the shareholders entitled to vote thereat, or which may be designated by the Board of Directors.

          Section 10.2  Time of Annual Meetings.  The annual meeting of the
          ------------  -----------------------
shareholders shall be held at the hour of ten o'clock in the morning on the third Thursday in April of each year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day not a legal holiday, or such other time or date as may be set by the Board of Directors.

          Section 10.3  Special Meetings.  Special meetings of the shareholders
          ------------  ----------------
may be called by the Board of Directors, the Chairman of the Board, the President or the holders of shares entitled to cast not less than 10 percent of the vote at the meeting.

          Section 10.4  Notice of Meetings.
          ------------  ------------------

          (a) Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than 10 (or, if sent by third class mail, 30) nor more than 60 days before the day of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted, and that no other business may be transacted, or (2) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders but subject to the provisions of subdivision (b) any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the Board for election.

          (b) Any shareholder approval at a meeting, other than unanimous approval by those entitled to vote, on any of the matters listed below, shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice:

               (1) a proposal to approve a contract or other transaction between the corporation and one or more of its directors, or between the corporation and any corporation, firm or association in which one or more directors has a material financial interest;

               (2) a proposal to amend the Articles of Incorporation;

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               (3) a proposal regarding a reorganization, merger or
consolidation involving the corporation;

               (4) a proposal to wind up and dissolve the corporation;

               (5) a proposal to adopt a plan of distribution of the shares, obligations or securities of any other corporation, domestic or foreign, or assets other than money which is not in accordance with the liquidation rights of any preferred shares as specified in the Articles of Incorporation.

          Section 10.5  Delivery of Notice.  Notice of a shareholders' meeting
          ------------  ------------------
or any report shall be given either personally or by first class mail or in the case of a corporation with outstanding shares held of record by 500 or more persons (determined as provided in Section 605 of the California General Corporation Law) on the record date for the shareholders' meeting, notice may be sent third class mail, or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this section, executed by the Secretary, Assistant Secretary or any transfer agent, shall be prima facie evidence of the giving of the notice or report.

          If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders.

          Section 10.6  Adjourned Meetings.  When a shareholders' meeting is
          ------------  ------------------
adjourned to another time or place, unless the By-Laws otherwise require and except as provided in this section, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

          Section 10.7  Consent to Shareholders' Meeting.  The transactions of
          ------------  --------------------------------
any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the California General Corporation Law to be included in the notice but not so included in the notice if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, unless otherwise provided in the Articles of Incorporation or By-Laws, except as provided in subdivision (b) of
Section 10.4.

          Section 10.8  Quorum.
          ------------  ------

          (a) The presence in person or by proxy of the persons entitled to vote the majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. Except as provided in subdivision (b), the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or the Articles of Incorporation or these By-Laws.

          (b) The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of the number of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

          (c) In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no other business may be transacted, except as provided in subdivision (b).

          Section 10.9  Actions Without Meeting.
          ------------  -----------------------

          (a) Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided that, subject to the provisions of Section 2.6, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

          (b) Unless the consents of all shareholders entitled to vote have been solicited in writing,

               (1) notice of any shareholder approval on matters described in subparagraphs (1), (3) or (5) of subdivision (b) of Section 10.4 or respecting indemnification of agents of the corporation without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval, and

               (2) prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing; the provisions of Section 10.5 shall apply to such notice.

          Section 10.10  Revocation of Consent.  Any shareholder giving a
          -------------  ---------------------
written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

          Section 10.11  Voting Rights.  Except as provided in Section 10.13 or
          -------------  -------------
in the Articles of Incorporation or in any statute relating to the election of directors or to other particular matters, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders. Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

          Section 10.12  Determination of Holders of Record.
          -------------  ----------------------------------

          (a) In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days prior to the date of such meeting nor more than 60 days prior to any other action.

          (b) In the absence of any record date set by the Board of Directors pursuant to subdivision (a) above, then:

               (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

               (2) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

               (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

          (c) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than 45 days from the date set for the original meeting.

          (d) Shareholders at the close of business on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles or by agreement or applicable law.

          Section 10.13  Elections for Directors.
          -------------  -----------------------

          (a) Every shareholder complying with subdivision (b) and entitled to vote at any election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit.

          (b) No shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given written notice to the chairman of the meeting at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

          (c) In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected; votes against the director and votes withheld shall have no legal effect.

          (d) Elections for directors need not be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins or unless the By-Laws so require.

          Section 10.14  Proxies.
          -------------  -------

          (a) Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. Any proxy purporting to be executed in accordance with the provisions of the General Corporation Law of the State of California shall be presumptively valid.

          (b) No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in this section. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting by attendance at such meeting and voting in person by the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

          (c) A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the corporation.

          Section 10.15  Inspectors of Election.
          -------------  ----------------------

          (a) In advance of any meeting of shareholders the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed.

          (b) The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

          (c) The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                  ARTICLE XI

                             MEETINGS OF DIRECTORS
                             ---------------------

          Section 11.1  Place of Meetings.  Unless otherwise specified in the
          ------------  -----------------
notice thereof, meetings (whether regular, special or adjourned) of the Board of Directors of this corporation shall be held at the principal office of the corporation for the transaction of business, as specified in accordance with
Section 1.1 hereof, which is hereby designated as an office for such purpose in accordance with the laws of the State of California, or at any other place within or without the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board.

          Section 11.2  Regular Meetings.  Regular meetings of the Board of
          ------------  ----------------
Directors, of which no notice need be given except as required by the laws of the State of California, shall be held after the adjournment of each annual meeting of the shareholders (which meeting shall be designated the Regular Annual Meeting) and at such other times as may be designated from time to time by resolution of the Board of Directors.

          Section 11.3  Special Meetings.  Special meetings of the Board of
          ------------  ----------------
Directors may be called at any time by the Chairman of the Board or the President or by any Vice President or the Secretary or by any one or more of the directors.

          Section 11.4  Notice of Meetings.  Except in the case of regular
          ------------  ------------------
meetings, notice of which has been dispensed with, the meetings of the Board of Directors shall be held upon four (4) days' notice by mail or forty-eight (48) hours' notice delivered personally or by telephone, telegraph or other electronic or wireless means. If the address of a director is not shown on the records and is not readily ascertainable, notice shall be addressed to the director at the city or place in which the meetings of the directors are regularly held. Except as set forth in Section 11.6, notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

          Section 11.5  Quorum.  A majority of the authorized number of
          ------------  ------
directors constitutes a quorum of the Board for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors except as otherwise provided by law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

          Section 11.6  Adjourned Meetings.  A majority of the directors
          ------------  ------------------
present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

          Section 11.7  Waiver of Notice and Consent.  Notice of a meeting need
          ------------  ----------------------------
not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Section 11.8  Action Without a Meeting.  Any action required or
          ------------  ------------------------
permitted to be taken by the Board may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

          Section 11.9  Conference Telephone Meetings.  Members of the Board may
          ------------  -----------------------------
participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this section constitutes presence in person at such meeting.

          Section 11.10  Meetings of Committees.  The provisions of this Article
          -------------  ----------------------
apply also to committees of the Board and incorporators and action by such committees and incorporators.

                                  ARTICLE XII

                               SUNDRY PROVISIONS
                               -----------------

          Section 12.1 Instruments in Writing. All checks, drafts, demands for money and notes of the corporation, and all written contracts of the corporation, shall be signed by such officer or officers, agent or agents, as the Board of Directors may from time to time by resolution designate. No officer, agent, or employee of the corporation shall have power to bind the corporation by contract or otherwise unless authorized to do so by these By-Laws or by the Board of Directors.

          Section 12.2  Fiscal Year.  The fiscal year of this corporation shall
          ------------  -----------
end on the 31st day of March of each year.

          Section 12.3  Shares Held by the Corporation.  Shares in other
          ------------  ------------------------------
corporations standing in the name of this corporation may be voted or represented and all rights incident thereto may be exercised on behalf of this corporation by the President or by any other officer of this corporation authorized so to do by resolution of the Board of Directors.

          Section 12.4  Certificates of Stock.  There shall be issued to each
          ------------  ---------------------
holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board or the President or a Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any

Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

          Section 12.5  Lost Certificates.  The corporation may issue a new
          ------------  -----------------
share certificate or a new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

          Section 12.6  Certification and Inspection of By-Laws.  The
          ------------  ---------------------------------------
corporation shall keep at its principal executive office in this state, or if its principal executive office is not in this state at its principal business office in this state, the original or a copy of these By-Laws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, it shall upon the written request of any shareholder furnish to such shareholder a copy of the By-Laws as amended to date.

          Section 12.7  Notices.  Any reference in these By-Laws to the time a
          ------------  -------
notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

          Section 12.8  Reports to Shareholders.  Except as may otherwise be
          ------------  -----------------------
required by law, the rendition of an annual report to the shareholders is waived so long as there are less than 100 holders of record of the shares of the corporation (determined as provided in Section 605 of the California General Corporation Law). At such time or times, if any, that the corporation has 100 or more holders of record of its shares, the Board of Directors shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year or within such shorter time period as may be required by applicable law, and such annual report shall contain such information and be accompanied by such other documents as may be required by applicable law.

          Section 12.9  Indemnification of Directors, Officers and Employees.
          ------------  ----------------------------------------------------

          (a) For the purposes of this section, "agent" means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorneys' fees and any expenses of establishing a right to indemnification under subdivision (d) or paragraph (4) of subdivision (e).

          (b) Subject to the specific determination required by subdivision (e), the corporation shall, and it hereby agrees to, indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if it is determined pursuant to subdivision (e) that such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

          (c) Subject to the specific determination required by subdivision (e), the corporation shall, and it hereby agrees to, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if it is determined pursuant to subdivision (e) that such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and its shareholders. No indemnification shall be made under this subdivision for any of the following:

               (1) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

               (2) Of amounts paid in settling or otherwise disposing of a pending action without court approval.

               (3) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

          (d) To the extent that an agent of the corporation has been successful on the merits in defense of any proceeding referred to in subdivision (b) or (c) or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

          (e) Except as provided in subdivision (d), any indemnification under this section shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in subdivision (b) or (c), by any of the following:

               (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding.

               (2) If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion.

               (3) Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon.

               (4) The court in which such proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the corporation.

          (f) Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this section.

          (g) The indemnification provided by this section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the articles of incorporation. The rights to indemnity hereunder shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of the person. Nothing contained in this section shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

          (h) No indemnification or advance shall be made under this section, except as provided in subdivision (d) or paragraph (4) of subdivision (e), in any circumstance where it appears:

               (1) That it would be inconsistent with a provision of the Articles, By-Laws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification.

               (2) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

          (i) The corporation shall have power to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this section. The corporation may purchase such insurance from a company in which the corporation owns all or a portion of the shares provided that the requirements of Section 317(i) of the California Corporations Code are met.

          (j) This section does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent as defined in subdivision (a) of the employer corporation. The corporation shall, and it hereby agrees to, indemnify each officer, director or employee of the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any action taken or omitted by such person in such person's capacity as trustee, investment manager or other fiduciary of any employee benefit plan of the corporation unless, or to the extent that, the Board of Directors of the corporation shall reasonably determine that any such action so taken or omitted by such person constituted gross negligence or willful misconduct on the part of such person. Expenses reasonably incurred by any such person in defending any liability asserted against such person in any such capacity shall be advanced by the corporation but shall be repaid to the corporation by such person if, or to the extent that, the Board of Directors of the corporation shall reasonably determine that the action allegedly taken or omitted by such person upon which the asserted liability is based constituted gross negligence or willful misconduct on the part of such person.

          (k) Nothing in this section shall restrict the power of the corporation to indemnify its agents under any provision of the California General Corporation Law, as amended from time to time, or under any other provision of law from time to time applicable to the corporation, nor shall anything in this section authorize the corporation to indemnify its agents in situations prohibited by the California General Corporation Law or other applicable law.

                                 ARTICLE XIII

                          CONSTRUCTION OF BY-LAWS WITH
                         REFERENCE TO PROVISIONS OF LAW
                         ------------------------------

               Section 13.1  Definitions.  Unless defined otherwise in these
               ------------  -----------
By-Laws or unless the context otherwise requires, terms used herein shall have the same meaning, if any, ascribed thereto in the California General Corporation Law, as amended from time to time.

               Section 13.2  By-Law Provisions Additional and Supplemental to
               ------------  ------------------------------------------------
Provisions of Law.  All restrictions, limitations, requirements and other
-----------------
provisions of these By-Laws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

               Section 13.3  By-Law Provisions Contrary to or Inconsistent with
               ------------  --------------------------------------------------
Provisions of Law.  Any article, section, subsection, subdivision, sentence,
-----------------
clause or phrase of these By-Laws which upon being construed in the manner provided in Section 13.2 hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these By-Laws, it being hereby declared that these By-Laws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentence clauses or phrases is or are illegal.

                                  ARTICLE XIV

                    ADOPTION, AMENDMENT OR REPEAL OF BY-LAWS
                    ----------------------------------------

          Section 14.1  By Shareholders.  By-Laws may be adopted, amended
          ------------  ---------------
or repealed by the approval of the affirmative vote of a majority of the outstanding shares of the corporation entitled to vote.

          Section 14.2  By the Board of Directors.  Subject to the right of
          ------------  -------------------------
shareholders to adopt, amend or repeal By-Laws, By-Laws other than a By-Law or amendment thereof changing the authorized number of directors may be adopted, amended or repealed by the Board of Directors. A By-Law adopted by the shareholders may restrict or eliminate the power of the Board of Directors to adopt, amend or repeal any or all By-Laws.

                           CERTIFICATE OF SECRETARY


KNOW ALL PERSONS BY THESE PRESENTS:

          That the undersigned does hereby certify that the undersigned is the Secretary of WebTV Networks, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of California; that the above and foregoing By-Laws of said corporation were duly and regularly adopted as such by the Incorporator of said corporation by written consent dated June 30, 1995, and were duly and regularly ratified as such by the Board of Directors of said corporation pursuant to resolutions adopted by the Board made to be effective June 30, 1995; and that the above and foregoing By-Laws are now in full force and effect.


Dated:  June 30, 1995



                                       ---------------------------------------
                                                   Bruce A. Leak

                      CERTIFICATE OF AMENDMENT OF BYLAWS
                                      OF
                             WEBTV NETWORKS, INC.

                               October 12, 1995


     The undersigned, Bruce A. Leak, hereby certifies that:

          1. He is the duly elected and incumbent Secretary of WebTV Networks, Inc. (the "Company").
           -------
          2. By Written Consent of the Shareholders of the Company dated October 12, 1995, Article II, Section 2.2 of the Bylaws of the Company was amended to read in its entirety as follows:

              "Section 2.2  Number.  The number of the corporation's directors
               -------------------
     shall be six (6) until changed by an amendment of the Articles of Incorporation or by an amendment to this Section 2.2 duly adopted by the shareholders; provided, however, that any amendment of the Articles of Incorporation or of this section reducing the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote."

          3. The matters set forth in this certificate are true and correct of my own knowledge.

Date: October 12, 1995



                                      ------------------------------------------
                                      Bruce A. Leak, Secretary

                      CERTIFICATE OF AMENDMENT OF BYLAWS
                                      OF
                             WEBTV NETWORKS, INC.

                                March 18, 1996

     The undersigned, Bruce A. Leak, hereby certifies that:

           1. He is the duly elected and incumbent Secretary of WebTV Networks, Inc. (the "Company").
           -------

           2. By Written Consent of the Shareholders of the Company dated March 18, 1996, Article XI, Section 11.3 of the Bylaws of the Company was amended to read in its entirety as follows:

               "Section 11.3 Special Meetings. Special meetings of the Board of
                ------------ ----------------
           Directors may be called at any time by the Chairman of the Board or the President or by any Vice President or the Secretary or by any one or more of the directors."

           3. The matters set forth in this certificate are true and correct of my own knowledge.

Date: March 18, 1996

                                           ---------------------------------
                                           Bruce A. Leak, Secretary

                      CERTIFICATE OF AMENDMENT OF BYLAWS
                                      OF
                             WEBTV NETWORKS, INC.

                                 April 2, 1996


     The undersigned, Bruce A. Leak, hereby certifies that:

           1. He is the duly elected and incumbent Secretary of WebTV Networks, Inc. (the "Company").
                     -------

           2. By Written Consent of the Shareholders of the Company dated April 2, 1996, Article II, Section 2.2 of the Bylaws of the Company was amended to read in its entirety as follows:

                "Section 2.2  Number. The number of the corporation's directors
                 -----------  ------
           shall be eight (8) until changed by an amendment of the Articles of Incorporation or by an amendment to this Section 2.2 duly adopted by the shareholders; provided, however, that any amendment of the Articles of Incorporation or of this section reducing the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote."

           3. The matters set forth in this certificate are true and correct of my own knowledge.


Date: April 2, 1996



                                               --------------------------------
                                               Bruce A. Leak, Secretary